UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2011
Healthcare Trust of America, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320,
Scottsdale, Arizona
(Address of principal executive		85254
offices)		(Zip Code)
Registrant’s telephone number, including area code: 480-998-3478
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 29, 2011, we issued a press release announcing our full year and fourth quarter 2010 financial results. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release dated March 29, 2011
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
March 29, 2011	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer & President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 29, 2011